Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Cocrystal Pharma, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2016, as filed with the Securities and Exchange Commission on the date hereof, I, Gary Wilcox, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Sec.906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.        The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.        The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gary Wilcox
Gary Wilcox
Interim Chief Executive Officer
(Principal Executive Officer)

Dated: August 8, 2017

In connection with the quarterly report of Cocrystal Pharma, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2016, as filed with the Securities and Exchange Commission on the date hereof, I, James Martin, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Sec.906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.        The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.        The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James Martin
James Martin
Chief Financial Officer
(Principal Financial Officer)

Dated: August 8, 2017